                                                                    Exhibit 10.5

                             EXCHANGE OF BRIDGE DEBT
                        AND WARRANT TERMINATION AGREEMENT


         THIS EXCHANGE OF BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT is entered into as of the date set forth on the signature page hereof (the "Agreement") between Cypress Bioscience, Inc. ("Parent") and the holders of certain indebtedness and warrants of PRP, Inc. (the "Company") set forth on
Schedule I hereto (each a "Bridge Debtholder" and, collectively, the "Bridge Debtholders"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement and Plan of Merger and Reorganization dated October 10, 1996 between Parent, Cypress Acquisition Sub, Inc., a wholly-owned subsidiary of Parent ("Merger Sub") and the Company, a copy of which is attached hereto as Exhibit A (the "Merger Agreement").

         WHEREAS, this Agreement is entered into by the parties concurrently and in connection with the Merger Agreement, whereby the Company and Merger Sub will merge and the Company will be the surviving corporation;

         WHEREAS, pursuant to the terms of the Merger Agreement, upon the Closing, the Bridge Debtholders will (i) receive in exchange for all outstanding indebtedness of the Company held by each such Bridge Debtholder as set forth on
Schedule I (the "Bridge Debt"), that number of Units of Parent set forth opposite each such Bridge Debtholders' name on Schedule I, with such number of Units being subject to adjustment pursuant to Section 3.1(a) hereof, and (ii) be entitled to receive, in exchange for and in consideration of the surrender and cancellation of all Company Warrants held by each Bridge Debtholder as reflected on Schedule I, the percentage share to be paid to such Bridge Debtholders pursuant to the Allocation Schedule (the "Allocation Percentage") of any Earn-Out Payments and Milestone Payment paid by Parent to the Equity Holders, as set forth in the Merger Agreement; and

         WHEREAS, in order to induce Parent to enter into the Merger Agreement and to proceed with the Merger, the parties hereto wish to provide for certain undertakings to be carried out by each of the parties hereto.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. WAIVER OF PROHIBITIONS TO MERGER. Each Bridge Debtholder hereby irrevocably waives any and all restrictions on and prohibitions to the Merger and any of the transactions contemplated thereby contained in (i) any document set forth on Schedule II hereto, and (ii) any other document or documents to which each such Bridge Debtholder is a party and that relates to the indebtedness of the Company to any of the Bridge Debtholders (such documents referred to in clauses (i) and (ii) being collectively referred to herein as the "Loan Documents").

         2. CONSENT TO MERGER. Each Bridge Debtholder hereby consents to the Merger on substantially the terms set forth in the Merger Agreement attached as Exhibit A hereto, with such consent being given pursuant to any requirement contained in any Loan Documents, or otherwise. Each Bridge Debtholder agrees to execute any necessary amendments, terminations, consents or waivers to or required by the Loan Documents or Company Warrants held by each such Bridge Debtholder in order to effectuate the Merger.

         3. EXCHANGE OF BRIDGE DEBT AND TERMINATION OF COMPANY WARRANTS

                  3.1 EXCHANGE OF BRIDGE DEBT.

                           (a) At or prior to the Closing, Parent shall issue to
each Bridge Debtholder and each Bridge Debtholder shall accept, in exchange for and in full satisfaction and settlement of all indebtedness (including accrued and unpaid interest) owed by the Company to such Bridge Debtholder, that number of Units set forth opposite such Bridge Debtholder's name on Schedule I hereto, all upon the terms and conditions set forth in the Merger Agreement; provided, however, that the number of Units to be issued to each Bridge Debtholder pursuant to Schedule I shall be subject to adjustment for any accrued and unpaid interest on the Bridge Debt as of the Closing Date and for any Units to be issued to a Bridge Debtholder under Subsection (b) below.

                           (b) To the extent the cash balances of the Company as
of the Closing Date are insufficient to satisfy the aggregate amount of all fees, costs and expenses which were incurred by the Company in connection with the transactions contemplated by the Merger Agreement and actually paid by the Company to (i) the Company's legal and accounting advisors, and (ii) the Bridge Debtholders' legal advisors, each Bridge Debtholder shall advance sufficient additional Bridge Debt not reflected on Schedule I (the "Additional Bridge Debt"), on a pro rata basis, necessary to satisfy such fees, costs and expenses; provided, however, that the aggregate amount of all Bridge Debt advanced hereunder and pursuant to subsection (a) above shall in no event exceed $4,800,000. Any Bridge Debtholder that advances Additional Bridge Debt under this subsection (b) shall be entitled to receive that additional number of Units (valued at $4.00 per Unit) equal to the quotient of (i) the aggregate amount of all Additional Bridge Debt (including accrued and unpaid interest on such Additional Bridge Debt) advanced by such Bridge Debtholder, and (ii) $4.00.

                           (c) No fractional shares of Parent Common Stock shall
be issued in connection with the satisfaction and settlement of the Bridge Debt contemplated hereunder, and no certificates for any such fractional shares shall be issued. In lieu of such fractional shares, any Bridge Debtholder who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all shares of Parent Common Stock issuable to such Bridge Debtholder) shall, upon surrender of such Bridge Debtholder's Company Promissory Notes or an affidavit and indemnity agreement, as the case may be and as set forth in Section 1.8(a) of the Merger Agreement, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing sales price of Parent's Common Stock if such Common Stock is quoted on the Nasdaq/NMS on the day immediately prior to the Closing Date (or, if not quoted on the Nasdaq/NMS, the average of the bid and asked prices of Parent's Common Stock as quoted in the NASD electronic interdealer quotation system).

                  3.2 TERMINATION OF COMPANY WARRANTS.

                           (a) Immediately prior to the Closing, all Company
Warrants held by each Bridge Debtholder shall be canceled and all rights and obligations under such Company Warrants shall terminate and be of no further force or effect. In exchange for and in consideration of such cancellation and termination, each Bridge Debtholder shall be entitled to receive its respective Allocation Percentage of any Earn-Out Payments and Milestone Payment that may be made by Parent to the Equity Holders pursuant to the Merger Agreement. Such Allocation Percentage is set forth in the Allocation Schedule. Any Milestone Payment made by Parent to the Bridge Debtholders pursuant to the Merger Agreement may be made, at the option of the Parent, in the form of cash, Parent Common Stock or a combination of cash and Parent Common Stock, all in accordance with Section 1.5(c) of the Merger Agreement.

                           (b) Each Bridge Debtholder, in its capacity as an
Equity Holder by virtue of such Bridge Debtholder's ownership of Company Warrants, hereby agrees, severally, and not jointly, to the appointment of the Equity Holders' Representatives to act as attorneys-in-fact of such Bridge Debtholders in all matters relating to such Bridge Debtholder's rights as an Equity Holder of the Company, all in accordance with and pursuant to Section 12 of the Merger Agreement.

                  3.3 DELIVERY OF COMPANY PROMISSORY NOTES AND COMPANY WARRANTS INTO ESCROW. Contemporaneously with the signing of this Agreement, each Bridge Debtholder shall deliver to Nutter, McClennen & Fish, LLP (the "Escrow Agent") all Company Promissory Notes and all other evidences of indebtedness relating to the Bridge Debt and all Company Warrants held by such Bridge Debtholder or its affiliates (collectively, the "Escrowed Documents"). The Escrow Agent shall maintain in escrow such Escrowed Documents. The Escrow Agent shall deliver the Escrowed Documents to Parent upon the Closing of the Merger. In the event the Merger is not consummated by November 15, 1996, the Escrow Agent shall promptly return the Escrowed Documents to each respective Bridge Debtholder.

                  3.4 EXECUTION OF LOCK-UP AGREEMENTS. Contemporaneously with the signing of this Agreement, each Bridge Debtholder shall sign a lock-up agreement in the form of Exhibit B attached hereto.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Bridge Debtholders hereby represent and warrant, severally, and not jointly, to and for the benefit of Parent, as follows:

                  4.1 REPRESENTATION REGARDING BRIDGE DEBT AND COMPANY WARRANTS.
Schedule I hereto sets forth an accurate and complete list of (i) the names of each Bridge Debtholder, (ii) the aggregate principal amount of all indebtedness of the Company held by each Bridge Debtholder as of October 3, 1996, including the applicable rate of interest on all such indebtedness, (iii) all Company Warrants held by each Bridge Debtholder, and
(iv) the number of Units to be received by each Bridge Debtholder in cancellation of all outstanding principal on the Bridge Debt pursuant to Section 1.5(a) of the Merger Agreement. Schedule II sets forth each document or instrument to which the Bridge Debtholders are a party that relate to the Bridge Debt and the Company Warrants. None of the Bridge Debtholders have assigned, transferred, conveyed, pledged or hypothecated, in whole or in part, any of the Bridge Debt or Company Warrants or any interest therein. From the date of signing this Agreement until the Effective Time, no Bridge Debtholder shall exercise any Company Warrants.

                  4.2 POWER AND AUTHORITY. Each Bridge Debtholder has all requisite power and authority, whether corporate or otherwise, to enter into this Agreement and to carry out and perform all of its obligations under this Agreement. All actions on the part of each Bridge Debtholder that are necessary for the authorization, execution, delivery and performance of this Agreement have been taken. This Agreement, when executed and delivered, shall constitute the legal and binding obligations of the Bridge Debtholders enforceable against each such Bridge Debtholder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and by rules of law governing specific performance, injunctive relief or other equitable remedies.

                  4.3 ACCREDITED INVESTOR. Each of the Bridge Debtholders is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act, and is able to bear the risk of losing its entire investment in Parent.

                  4.4 EXPERIENCE. Each Bridge Debtholder has, from time to time, evaluated investments in companies in the early stages of development and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in such companies. No Bridge Debtholder, if such Bridge Debtholder is an entity other than an individual, was formed for the purpose of investing in Parent.

                  4.5 INVESTMENT. Each Bridge Debtholder is acquiring the Units for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Units or any of Parent Common Stock or warrants (the "Parent Warrants") or shares subject to the Parent Warrants (the "Warrant Shares") comprising the Units. Each Bridge Debtholder understands and acknowledges that the Units (including the shares of Parent Common Stock, Parent Warrants and Warrant Shares) to be issued to it have not been registered under the Act and will be issued by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  4.6 RULE 144. Each Bridge Debtholder acknowledges that, prior to the time any of the Units held by such Bridge Debtholder have been registered under the Act pursuant to Section 4 herein or otherwise, the Units being issued to it must be held indefinitely until such registration or an exemption from such registration is available. Each Bridge Debtholder is aware of the provisions of Rule 144 promulgated under the Act which would permit limited resales of the Units subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Units (or for the shares of Parent Common Stock, Parent Warrants and Warrant Shares comprising the Units), the availability of certain current public information about Parent, the resale not occurring less than two years after a Bridge Debtholder has properly acquired its Units, the sale being through a "broker's transaction" or in transactions directly with a market maker (as provided by Rule 144(f)) and the number of shares of Parent Common Stock, Parent Warrants or Warrant Shares being sold during any three-month period not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

                  4.7 ACCESS TO DATA. Each Bridge Debtholder has received a copy of Parent's (i) Private Placement Memorandum dated September 3, 1996 and all supplements thereto, (ii) Annual Report on Form 10-K/A for the year ended December 31, 1995, (iii) Quarterly Report on Form 10-Q for the period ended march 31, 1996, (iv) Quarterly Report on Form 10-Q for the period ended June 30, 1996, (v) Current Report on Form 8-K dated as of February 2, 1996, (vi) Current Report on Form 8-K dated as of March 8, 1996, (vii) Current Report on Form 8-K dated as of April 1, 1996, and (viii) Proxy Statement for the Annual Meeting of Stockholders held on April 15, 1996. The documents set forth in subsections (i) through (viii) are referred to herein as the "Public Disclosure Documents." Each Bridge Debtholder has had an opportunity to review the Public Disclosure Documents and has had an opportunity to obtain any additional information necessary to verify the accuracy of the information given to such Bridge Debtholder.

         5. REGISTRATION RIGHTS. Notwithstanding the representations and warranties set forth in Section 4 hereof, Parent has agreed to register all Units (which includes the shares of Parent Common Stock, Parent Warrants and shares of Parent Common Stock underlying the Parent Warrants that comprise the Units) received by the Bridge Debtholders pursuant to Section 3.1 or Section 3.2 herein, under the Securities Act of 1933, as amended (the "Act"), in accordance with the terms and subject to the conditions set forth in Section 11 of the Merger Agreement. In addition, Parent shall provide to the Bridge Debtholders a copy of the registration statement as soon as practicable after execution of this Agreement and prior to filing.

         6. RELEASE OF CLAIMS. Subject to and upon the consummation of the Merger and the issuance to the Bridge Debtholders of the Units pursuant to
Section 3.1 and the rights granted under Section 3.2 hereof, each Bridge Debtholder, for itself and for such Bridge Debtholder's predecessors, successors, executors, administrators, heirs and estate, hereby irrevocably, unconditionally and completely releases and forever discharges Parent and its affiliates, successors or assigns from, and hereby irrevocably, unconditionally and completely waives and relinquishes, any past, present or future dispute, claim, controversy, demand, right, obligation, liability, action and cause of action of every kind and nature that such Bridge Debtholder may have or acquire under any of the Company Warrants or Loan Documents or in connection with any of the Bridge Debt or indebtedness held by such Bridge Debtholder , except as contemplated under this Agreement and the Merger Agreement with respect to the rights granted hereunder and thereunder. Each Bridge Debtholder shall disclose to Parent on Schedule III hereto any other obligations of the Company to such Bridge Debtholder and any other claims such Bridge Debtholder may have against the Company. Failure to disclose any such obligations or claims on Schedule III shall be deemed a release of such obligation or claim to the full extent provided in this Section 6.

         7. TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement.

         8. GENERAL

                  8.1 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and, with respect to any Bridge Debtholder, that Bridge Debtholder.

                  8.2 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

                  8.3 SEVERABILITY. In the event any provision of this Agreement, or the application of any such provision to any party hereto or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to parties or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

                  8.4 THIRD PARTY BENEFICIARIES. Subject to the limitations contained in the Merger Agreement, the terms of the Merger Agreement, including without limitation, the representations and warranties of Parent and Merger Sub contained in the Merger Agreement, are intended to benefit the Bridge Debtholders as third party beneficiaries and shall inure to and benefit such Bridge Debtholders as third party beneficiaries.

                  8.5 ENTIRE AGREEMENT. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

                  8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one and the same instrument, provided that the failure of any one or more Bridge Debtholders to execute this Agreement shall not render this Agreement invalid with respect to any Bridge Debtholder who has executed this Agreement.

         IN WITNESS WHEREOF, the undersigned parties have hereto caused this Agreement to be executed as of the date set forth below.

CYPRESS BIOSCIENCE, INC.,
a Delaware corporation


By:___________________________________
Name:_________________________________
Title:________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

TULLIS-DICKERSON CAPITAL FOCUS, L.P.


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

DYNAMICS TECHNOLOGY, INC.


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

PLATELET PRODUCTS INTERNATIONAL, LTD.


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

CATO HOLDING COMPANY


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JOHNNY I-MON WU

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

WHOLEGAINER COMPANY LIMITED


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

TULLIS DICKERSON & CO.


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JAMES L. L. TULLIS

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:

BATTLE FOWLER LLP


By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JOHANNA T. CHAO

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
LINDA TULLIS

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JOAN P. NEUSCHELER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
THOMAS P. DICKERSON

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
CLAIRE M. DICKERSON

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
RICHARD J. MILLER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
TIMOTHY M. BOUNO

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
EUGENE C. SWAGER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
EUGENE C. SWAGER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
HARRIETT P. SWAGER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JENNY HEIDENREICH

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JOHN H. ALTORFER

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
CAROL VANCE

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

BRIDGE DEBTHOLDER:



______________________________________
JOANNE BOWLES

Date:_________________________________





                          SIGNATURE PAGE TO EXCHANGE OF
                  BRIDGE DEBT AND WARRANT TERMINATION AGREEMENT

                                   SCHEDULE I

       BRIDGE DEBTHOLDERS, RELATED BRIDGE DEBT, COMPANY WARRANTS AND UNITS
                              AS OF OCTOBER 3, 1996


-----------------------------------------------------------------------------------------------
                                  Total Bridge Debt
    Debtholder                   (including interest)      Total Warrants       Total Units (#)
-----------------------------------------------------------------------------------------------
Tullis-Dickerson Capital            $1,981,188.36            1,289,012              495,297
Focus, L.P.
-----------------------------------------------------------------------------------------------
Dynamics Technology,                 1,092,321.79              767,738              273,080
Inc.
-----------------------------------------------------------------------------------------------
Platelet Products                      346,516.19              205,784               86,629
International, Ltd.
-----------------------------------------------------------------------------------------------
Cato Holding Company                   234,537.43               55,842               58,634
-----------------------------------------------------------------------------------------------
Johnny I-Mon Wu                        232,339.74              164,713               58,084
-----------------------------------------------------------------------------------------------
Wholegainer Company                    173,842.55              147,792               43,460
Limited
-----------------------------------------------------------------------------------------------
Tullis-Dickerson & Co.                 120,633.18               72,560               30,158
-----------------------------------------------------------------------------------------------
James L. L. Tullis                     106,960.29              213,921               26,740
-----------------------------------------------------------------------------------------------
Battle Fowler LLP                       53,561.46               60,884               13,390
-----------------------------------------------------------------------------------------------
Johanna T. Chao                         26,828.29               53,657                6,707
-----------------------------------------------------------------------------------------------
  TOTAL                             $4,368,729.28            3,031,901            1,092,179
-----------------------------------------------------------------------------------------------

                                   SCHEDULE II

       [LIST OF ALL DOCUMENTS UNDERLYING BRIDGE DEBT AND COMPANY WARRANTS]

                                  SCHEDULE III

                      [OTHER CLAIMS OF BRIDGE DEBTHOLDERS]

                                    EXHIBIT A

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT